October 29, 2019

Alta Quality Growth Fund

Institutional Shares – AQLGX

A Series of Capitol Series Trust (the “Trust”)

Supplement to the Prospectus dated December 19, 2018

The Prospectus dated December 19, 2018, of the Alta Quality Growth Fund (the “Fund”) is hereby amended to reflect the updated information that follows.

Effective immediately, the Fund amends its minimum initial investment for Institutional Shares from $10,000 for all account types to $2,500 for all account types.

Accordingly, the Minimum Initial Investment in the section titled “Purchases, Sales and Exchanges of Fund Shares” on page 6 of the Fund’s prospectus is updated as follows:

Minimum Initial Investment

Institutional Shares - $2,500 for all account types

The bulleted disclosure under the sub-section “Institutional Shares” in the section titled “How to Buy Shares” on page 13 of the Fund’s prospectus is replaced with the following:

•	Institutional Shares are available for purchase for a minimum initial investment of $2,500. The minimum subsequent investment is $100 ($50 for automatic investment contributions).

Further Information

For further information, please contact the Fund toll-free at 1-800-957-0681. You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above or by visiting the Fund’s website at www.altacapitalfunds.com.

Investors Should Retain this Supplement for Future Reference.